================================================================================

                           PRIMARY SERVICING AGREEMENT

                                     between

                     WELLS FARGO BANK, NATIONAL ASSOCIATION,
                               as Master Servicer,

                                       and

                         PACIFIC LIFE INSURANCE COMPANY,
                              as Primary Servicer,

                          Dated as of November 1, 2006

                        ---------------------------------

                          Morgan Stanley Capital I Inc.
                  Commercial Mortgage Pass-Through Certificates
                                Series 2006-HQ10
                                (Waterside Shops)

================================================================================

                                TABLE OF CONTENTS

                                 ---------------

SECTION                                                                                     PAGE
-------                                                                                     ----

                       ARTICLE I DEFINITIONS; GENERAL INTERPRETIVE PRINCIPLES

    SECTION 1.01.    Defined Terms.............................................................2
    SECTION 1.02.    General Interpretive Principles...........................................3

                                             ARTICLE II
                     CONTRACT FOR PRIMARY SERVICING; DOCUMENTS; REPRESENTATIONS

    SECTION 2.01.    Contract for Primary Servicing............................................4
    SECTION 2.02.    Possession of Mortgage Loan Documents.....................................4
    SECTION 2.03.    Representations, Warranties and Covenants of the Primary Servicer.........4

                                             ARTICLE III
                                   SERVICING OF THE MORTGAGE LOANS

    SECTION 3.01.    General Provisions; Servicing Duties......................................6
    SECTION 3.02.    Primary Servicer Compensation............................................13

                                             ARTICLE IV
                             ANNUAL COMPLIANCE DOCUMENTS; REGULATION AB

                                              ARTICLE V
                         REGARDING THE MASTER SERVICER AND PRIMARY SERVICER

    SECTION 5.01.    Merger or Consolidation of the Primary Servicer..........................17
    SECTION 5.02.    Assignment; Mutual Termination; and Resignation..........................17
    SECTION 5.03.    Termination and Resignation of the Master Servicer under
                     the Pooling and Servicing Agreement......................................18
    SECTION 5.04.    Indemnification; Limitation on Liability.................................18

                                             ARTICLE VI
                                               DEFAULT

                                             ARTICLE VII
                                             TERMINATION

                                       -i-

                                            ARTICLE VIII
                                            MISCELLANEOUS

                                    EXHIBITS

EXHIBIT A            Pooling and Servicing Agreement
EXHIBIT B            Officer's Certificate
EXHIBIT C            [Reserved]
EXHIBIT D            Form of Remittance Report
EXHIBIT E            Form of Loan Status Reports
EXHIBIT F            Form of Quarterly Servicing Accounts Reconciliation
                     Certification

                                      -ii-

                           PRIMARY SERVICING AGREEMENT

            This Primary Servicing Agreement (this "Agreement"), is dated and effective as of November 1, 2006, by and between WELLS FARGO BANK, NATIONAL
ASSOCIATION, and each of its successors and assigns (the "Master Servicer"), and
PACIFIC LIFE INSURANCE COMPANY, and its successors and assigns, as Primary
Servicer (the "Primary Servicer").

                              Preliminary Statement

            WHEREAS, Morgan Stanley Capital I Inc., as Depositor, the Master
Servicer, as master servicer, LNR Partners, Inc. as Special Servicer (together with its successors and assigns in such latter capacity as Special Servicer, the
"Special Servicer"), LaSalle Bank National Association, as trustee and custodian
(together with its successors and assigns in such capacities, the "Trustee") and
Wells Fargo Bank, National Association, as paying agent (together with its successors and assigns in such capacity, the "Paying Agent"), have entered into a Pooling and Servicing Agreement, dated as of November 1, 2006, relating to the
Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates,
Series 2006-HQ10 (as amended, from time to time, the "Pooling and Servicing
Agreement"), a copy of which is attached hereto as Exhibit A;

            WHEREAS, the Master Servicer desires that the Primary Servicer act as Primary Servicer with respect to the mortgage loan held by the trust established under the Pooling and Servicing Agreement and secured by the
Mortgaged Property identified as "Waterside Shops" on the Mortgage Loan Schedule
that forms part of the Pooling and Servicing Agreement (the "Waterside Shops
Trust Mortgage Loan") and the Waterside Shops B Note (together with the
Waterside Shops Trust Mortgage Loan, the "Mortgage Loans") and provide, on behalf of the Master Servicer, the necessary servicing of the Mortgage Loans performed in a manner consistent with the Servicing Standard, this Agreement, the Intercreditor Agreement for the Waterside Shops Mortgage Loans (such
Intercreditor Agreement, the "Waterside Shops Intercreditor Agreement") and the
Pooling and Servicing Agreement from the Closing Date until this Agreement is terminated in accordance with its terms;

            NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Master Servicer and the Primary Servicer hereby agree as follows:

                                    ARTICLE I

                  DEFINITIONS; GENERAL INTERPRETIVE PRINCIPLES

            SECTION 1.01.     Defined Terms.

            Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this
Section 1.01. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Pooling and Servicing Agreement (except such terms shall not be construed to be related to any mortgage loans other than the
Mortgage Loans). The parties acknowledge to each other that the Primary Servicer is a "Sub-Servicer" (and not a "Primary Servicer") within the meaning of the
Pooling and Servicing Agreement and this Agreement is a "sub-servicing agreement" (and not a "primary servicing agreement") within the meaning of the
Pooling and Servicing Agreement.

            "Agreement" shall have the meaning set forth in the introductory paragraph hereof.

            "Certificateholders" shall mean the holders of the commercial mortgage pass-through certificates issued pursuant to the Pooling and Servicing
Agreement.

            "Closing Date" shall mean November 9, 2006.

            "Companion Holders" shall mean the holder(s) of the Waterside Shops
B Note.

            "Depositor" shall have the meaning set forth in the Preliminary
Statement hereof.

            "Event of Default" shall have the meaning set forth in Section
6.01(a) hereof.

            "Master Servicer" shall have the meaning set forth in the
introductory clause hereof.

            "Mortgage Loans" shall have the meaning set forth in the Preliminary
Statement hereof.

            "Paying Agent" shall have the meaning set forth in the Preliminary
Statement hereof.

            "Pooling and Servicing Agreement" or "PSA" shall have the meaning set forth in the Preliminary Statement hereof.

            "Primary Servicer" shall have the meaning set forth in the introductory clause hereof.

            "Primary Servicer Certificate Account" shall mean an account which is an Eligible Account established by Primary Servicer for the purposes set forth in this Agreement in the name of "Pacific Life Insurance Company, as
Primary Servicer for Wells Fargo Bank, National Association, as Master Servicer
on behalf of LaSalle Bank National Association, as Trustee for the Registered
Holders of Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through
Certificates, Series 2006-HQ10, Primary Servicer Certificate Account."

            "Primary Servicer Determination Date" shall mean, with respect to any calendar month, the most recent Due Date (without regard to any grace period) for the Mortgage Loans that precedes the Distribution Date occurring in such month, commencing in December 2006.

                                       -2-

            "Primary Servicer Escrow Account" shall mean an "Escrow Account" (as defined in the Pooling and Servicing Agreement) maintained by the Primary
Servicer with respect to the Mortgage Loans.

            "Primary Servicer Remittance Date" shall mean, with respect to any calendar month, the Business Day following the Primary Servicer Determination
Date related to such month, commencing in December 2006.

            "Special Servicer" shall have the meaning set forth in the
Preliminary Statement hereof.

            "Trustee" shall have the meaning set forth in the Preliminary
Statement hereof.

            "Waterside Shops Intercreditor Agreement" shall have the meaning set forth in the Preliminary Statement hereof.

            SECTION 1.02.     General Interpretive Principles.

            For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

                  (i)       the terms defined in this Agreement include the
      plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

                  (ii)      accounting terms not otherwise defined herein have
      the meanings assigned to them in accordance with GAAP as in effect from time to time;

                  (iii)     references herein to "Articles", "Sections",
      "Subsections", "Paragraphs" and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

                  (iv)      a reference to a Subsection without further
      reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

                  (v)       the words "herein", "hereof", "hereunder", "hereto",
      "hereby" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

                  (vi)      the terms "include" and "including" shall mean
      without limitation by reason of enumeration.

                                       -3-

                                   ARTICLE II

           CONTRACT FOR PRIMARY SERVICING; DOCUMENTS; REPRESENTATIONS

            SECTION 2.01.     Contract for Primary Servicing.

            The Master Servicer, by execution and delivery of this Agreement, does hereby contract with the Primary Servicer, and the Primary Servicer, by execution and delivery of this Agreement, does hereby contract with the Master
Servicer, subject to the terms of this Agreement, for the primary servicing of the Mortgage Loans by the Primary Servicer, such primary servicing to commence on the Closing Date. Simultaneously with such execution and delivery, the parties hereby acknowledge the provisions of the Pooling and Servicing
Agreement, a copy of which is attached hereto as Exhibit A, and the Primary
Servicer shall deliver to the Master Servicer an Officer's Certificate of the
Primary Servicer substantially in the form of Exhibit B hereto.

            SECTION 2.02.     Possession of Mortgage Loan Documents.

            On and after the Closing Date, the Primary Servicer shall hold any portion of the Mortgage File as is in the possession of the Primary Servicer
(and not required to be delivered to the Trustee) and any portion of the
Servicer Mortgage File as is in the possession of the Primary Servicer in trust, on behalf of the Master Servicer for the benefit of the Trustee and the
Certificateholders and the Companion Holders. The Primary Servicer's possession of any portion of the Mortgage File or Servicer Mortgage File shall be at the will of the Master Servicer and the Trustee for the sole purpose of facilitating the primary servicing or the supervision of primary servicing of the Mortgage
Loans pursuant to this Agreement, and such retention and possession by the
Primary Servicer shall be in a custodial capacity only. Upon written request, the Primary Servicer shall reasonably promptly forward to the Master Servicer copies of such documents then in the possession of the Primary Servicer. Any portion of the Mortgage File or Servicer Mortgage File retained by the Primary
Servicer shall be segregated from all assets of the Primary Servicer and shall be identified to reflect clearly the ownership of the Mortgage Loans by the
Trustee, on behalf of the Certificateholders, and the Companion Holders. The
Primary Servicer shall release from its custody any portion of the Mortgage File or Servicer Mortgage File only in accordance with this Agreement and the Pooling and Servicing Agreement.

            SECTION 2.03.     Representations, Warranties and Covenants of the
                              Primary Servicer.

            (a)   The Primary Servicer hereby represents and warrants to the
Master Servicer and to the Trustee, for its own benefit and the benefit of the
Certificateholders, to the Depositor and to each Companion Holder, as of the
Closing Date, that:

                  (i)       The Primary Servicer is a corporation duly organized
      under the laws of the State of Nebraska, and the Primary Servicer is in
      compliance with the laws of the State in which the Mortgaged Property is located to the extent necessary to perform its obligations under this
      Agreement;

                  (ii)      The execution and delivery of this Agreement by the
      Primary Servicer, and the performance and compliance with the terms of this Agreement by the Primary Servicer, does not (A) violate the applicable Primary Servicer's organizational documents, (B) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other material instrument to which it is a party or which is applicable to it or any of its assets or (C) violate any law, rule, regulation,

                                       -4-

      order, judgment or decree to which the Primary Servicer or its property is subject, which, in the case of either (B) or (C), is likely to materially and adversely affect either the ability of the Primary Servicer to perform its obligations under this Agreement or its financial condition;

                  (iii)     The Primary Servicer has the full power and
      authority to enter into and consummate all transactions to be performed by it contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement;

                  (iv)      This Agreement, assuming due authorization,
      execution and delivery by the other parties hereto, constitutes a valid, legal and binding obligation of the applicable Primary Servicer, enforceable against the Primary Servicer in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

                  (v)       The Primary Servicer is not in default with respect
      to any law, any order or decree of any court, or any order, regulation or demand of any federal, state, local or governmental agency, which default, in the Primary Servicer's reasonable judgment is likely to materially and adversely affect the financial condition or operations of the Primary
      Servicer or its properties taken as a whole or its ability to perform its duties and obligations hereunder;

                  (vi)      No litigation is pending or, to the best of the
      Primary Servicer's knowledge, threatened against the Primary Servicer which would prohibit the Primary Servicer from entering into this
      Agreement or, in the Primary Servicer's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Primary Servicer to perform its obligations under this Agreement or the financial condition of the Primary Servicer;

                  (vii)     The Primary Servicer has errors and omissions
      insurance coverage which is in full force and effect and complies with the requirements of Section 3.01(c)(vi) hereof; and

                  (viii)    No consent, approval, authorization or order of any
      court or governmental agency or body is required for the execution, delivery and performance by the Primary Servicer, or compliance by the
      Primary Servicer with, this Agreement or the consummation of the transactions of the Primary Servicer contemplated by this Agreement, except for any consent, approval, authorization or order which has been obtained or can be obtained prior to the actual performance by the Primary
      Servicer of its obligations under this Agreement, or which, if not obtained would not have a materially adverse effect on the ability of the
      Primary Servicer to perform its obligations hereunder.

            (b)   It is understood and agreed that the representations and
warranties set forth in Section 2.03(a) shall survive the Closing Date. Upon discovery by the Primary Servicer of a breach of any of such representations and warranties, the Primary Servicer shall give prompt written notice to the Master
Servicer.

                                       -5-

                                  ARTICLE III

                         SERVICING OF THE MORTGAGE LOANS

            SECTION 3.01.     General Provisions; Servicing Duties.

            (a)   The Primary Servicer, as an independent contractor, shall
perform its servicing and administrative duties hereunder for and on behalf of the Trust and for the benefit of the Certificateholders and the Companion
Holders as a collective whole, in a manner consistent with the Servicing
Standard and the requirements, guidelines, procedures and restrictions imposed upon the Master Servicer under the relevant sections of the Pooling and
Servicing Agreement. Under no circumstance shall the Primary Servicer make or have an obligation to make any Advances. Except as provided herein, the Primary
Servicer shall pay all expenses incurred by it in connection with servicing activities hereunder, including the fees of any sub-servicers retained by it.
The relationship of the Primary Servicer to the Master Servicer under this
Agreement is intended by the parties to be that of an independent contractor and not of a joint venturer, partner or agent.

            (b)   The Primary Servicer shall perform, on behalf of the Master
Servicer, all of the obligations of the Master Servicer with respect to the
Mortgage Loans subject to this Agreement, as set forth in those sections of the
Pooling and Servicing Agreement specifically incorporated herein pursuant to
Section 3.01(c) of this Agreement (the "Incorporated Sections"), as modified and supplemented by Section 3.01(c) of this Agreement, and the Master Servicer shall have the same rights with respect to the Primary Servicer that the Trustee, the
Depositor, the Underwriters, the Rating Agencies and the Certificateholders
(including, without limitation, the right of the Special Servicer to direct the
Master Servicer during certain periods) have with respect to the Master Servicer under the Pooling and Servicing Agreement to the extent that the Primary
Servicer is acting on behalf of the Master Servicer hereunder and except as otherwise set forth herein. Except as otherwise set forth below, for purposes of the Primary Servicer's duties under this Agreement, references to the Master
Servicer in the Incorporated Sections shall be deemed to be references to the
Primary Servicer hereunder (such modification of the Incorporated Sections shall be referred to herein as the "References Modification"). For the avoidance of doubt, in no event shall the Master Servicer have any liability to the Primary
Servicer for the failure of any the Trustee, the Paying Agent, the Depositor, the Underwriters, the Rating Agencies, the Certificateholders or the Companion
Holders to perform any obligation imposed on such Person under the Pooling and
Servicing Agreement. If the Master Servicer receives written notice of any failure of such parties to perform their obligations under the Pooling and
Servicing Agreement, the Master Servicer shall forward such notice to the
Primary Servicer with reasonable promptness.

            (c)   The following Sections of the Pooling and Servicing Agreement, unless otherwise provided in this Section 3.01(c), are hereby incorporated herein by reference as if fully set forth herein, and, for purposes of this
Agreement, in addition to the References Modification, are hereby further modified and supplemented as set forth below:

                  (i)       Section 1.2(b) (insofar as it affects the activities
      of the Primary Servicer hereunder);

                  (ii)      Section 1.6 (insofar as it affects the activities of
      the Primary Servicer hereunder);

                  (iii)     Section 2.2 and Section 2.3;

                                       -6-

                  (iv)      Section 5.1(e) and (f); provided, however, that
      references therein to the Master Servicer's Certificate Account shall be construed to refer to the Primary Servicer Certificate Account;

                  (v)       Sections 8.1 (other than subsections (f) and (g)
      thereof);

                  (vi)      Section 8.2;

                  (vii)     Section 8.3(a); provided, however, that the Primary
      Servicer shall not be permitted to waive any Late Fees or default interest.

                  (viii)    Section 8.3(b) (other than the first two sentences
      thereof);

                  (ix)      Section 8.3(d);

                  (x)       Section 8.3(e); provided, however, that (a)
      references to an Escrow Account shall be construed to refer to a Primary
      Servicer Escrow Account and (b) references to the Master Servicer
      Remittance Date shall be construed to refer to the Primary Servicer
      Remittance Date.

                  (xi)      Section 8.3(g);

                  (xii)     Section 8.3(i).

                  (xiii)    Section 8.3(j);

                  (xiv)     Section 8.5;

                  (xv)      Section 8.6; provided, however, that (i) the Primary
      Servicer shall not make any Advances, (ii) the Primary Servicer shall obtain the approval of the Master Servicer (in addition to any other
      Persons specified in such Section 8.7) prior to making any decision to force place insurance and (iii) the Primary Servicer shall obtain the approval of the Master Servicer (in addition to any other Persons specified in such Section 8.7) for any determination to waive any insurance requirements.

                  (xvi)     Section 8.7 (other than subsection (g));

                  (xvii)    Section 8.8;

                  (xviii)   Section 8.9;

                  (xix)     Section 8.11(b); provided, however, that references
      to the Master Servicer's Certificate Account shall be construed to refer to the Primary Servicer Certificate Account and, in addition to the other requirements set forth in such subsection, the Primary Servicer shall deliver a copy of the required information to the Master Servicer (in addition to the Persons to whom such materials must otherwise be delivered under such subsection) simultaneously with the delivery thereof to the
      Persons to whom such materials must otherwise be delivered under such subsection;

                  (xx)      Section 8.11(c); provided, however, that references
      to the Master Servicer's Certificate Account shall be construed to refer to the Primary Servicer Certificate Account;

                                       -7-

                  (xxi)     Section 8.11(e).

                  (xxii)    Section 8.11(g) and (h); provided, however, that (a)
      the Primary Servicer shall not be required to deliver the Delinquent Loan
      Status Report, Historical Loan Modification and Corrected Mortgage Loan
      Report or REO Status Report; and (b) each report that is required to be delivered by the Primary Servicer shall be so delivered not later than
      1:00 p.m. (New York City time) on the Primary Servicer Remittance Date in each month. In addition:

                  (A)       On a quarterly basis, or before the 25th calendar
                            day of each January, April, July and October of each
                            year, commencing in January 2007, the Primary
                            Servicer shall deliver to the Master Servicer the
                            Loan Status Reports in the form attached hereto as
                            Exhibit E.

                  (B)       The Primary Servicer shall execute and deliver to
                            the Master Servicer a certification substantially in
                            the form set forth in Exhibit F hereto no later than
                            the 25th calendar day of each January, April, July
                            and October, commencing in January 2007 (the date of
                            such delivery, in each case, a "Reconciliation
                            Certification Date"), with respect to the three
                            consecutive calendar months immediately preceding
                            the calendar month in which such Reconciliation
                            Certification Date falls.

                  (C)       On a monthly basis, not later than 1:00 p.m. (New
                            York City time) on the Primary Servicer Remittance
                            Date in each month, the Primary Servicer shall
                            deliver to the Master Servicer and (if requested)
                            each Companion Holder a report substantially in the
                            form of, and containing the information called for
                            in, the downloadable form of the "Total Loan Report"
                            available as of the Closing Date on the CMSA Website
                            (or such other form for the presentation of such
                            information and containing such additional
                            information as may from time to time be approved by
                            the CMSA for commercial mortgage securities
                            transactions generally).

                  (xxiii)   Section 8.11(i);

                  (xxiv)    Section 8.14; provided, however, that (a) in
      addition to the other requirements set forth in such subsection, each CMSA
      Operating Statement Analysis Report and each CMSA Financial File relating to a quarterly period shall be delivered to the Master Servicer within 95 days after the end of each applicable quarter and (b) the Primary Servicer shall prepare the NOI Adjustment Worksheet and the CMSA Operating
      Statement Analysis Report relating to annual operating or financial statements and rent rolls not later than 35 days after receipt of the operating or financial statements and rent rolls but in no event later than June 1 of the applicable year; and (c) all operating statements, rent rolls and financial statements, CMSA Operating Statement Analysis Reports,
      CMSA Financial Files and NOI Adjustment Worksheets shall be delivered by the Primary Servicer to the Master Servicer (in addition to the Persons to whom such materials must otherwise be delivered under such subsection)
      simultaneously with the delivery thereof to the Persons to whom such materials must otherwise be delivered under such subsection;

                  (xxv)     Section 8.17; provided, however, that, in addition
      to the other requirements set forth in such subsection, the Primary
      Servicer shall deliver a copy of each inspection report to the Master
      Servicer (in addition to the Persons to whom such materials must otherwise be delivered under such subsection) simultaneously with the delivery thereof to the Persons to whom such materials must otherwise be delivered under such subsection;

                                       -8-

                  (xxvi)    Section 8.18 (other than subsection (e), (f) and
      (h)); provided, however, that the Primary Servicer shall not enter into a modification, waiver, amendment, consent, grant, approval or direction under such Section 8.18 unless (I) the Primary Servicer has obtained the consent of the Master Servicer (it being understood and agreed that (A)
      the Primary Servicer shall promptly provide the Master Servicer with the
      Primary Servicer's recommendations and analysis, and with all information reasonably available to the Primary Servicer that the Master Servicer may reasonably request in order to withhold or grant any such consent, and (B)
      if any such consent has not been expressly denied within ten Business Days of the Master Servicer's receipt from the Primary Servicer of the Primary
      Servicer's recommendations and analysis and all information reasonably requested thereby and reasonably available to the Primary Servicer in order for the Master Servicer to make an informed decision, such consent shall be deemed to have been granted); and (II) the Primary Servicer has complied with any applicable provisions of Section 9.39 of the PSA and has engaged in all consultations and obtained all consents and approvals
      (whether from the Special Servicer, any Companion Loan Holders, the
      Operating Adviser or otherwise) and Rating Agency Confirmations as may be a condition to entering into such modification, waiver, amendment, consent, grant, approval or direction under the terms of the Pooling and
      Servicing Agreement and/or the Intercreditor Agreement;

                  (xxvii)   Section 8.19;

                  (xxviii)  Section 8.27; and

                  (xxix)    Section 8.30; provided, however, that the Primary
      Servicer shall make a Servicing Officer available to answer questions from the Master Servicer and/or the Operating Adviser;

                  (xxx)     Article XII (insofar as it affects the activities of
      the Primary Servicer hereunder);

                  (xxxi)    Notwithstanding any contrary provision set forth
      above in this subsection (c), the Primary Servicer shall not be authorized to enter into any modification, waiver, consent or amendment except pursuant to and in accordance with clause (xvi) and clause (xxvi) above and shall not be authorized to enter into a sale of the Waterside Shops
      Trust Mortgage Loan on behalf of the Trust Fund. If the Primary Servicer receives a request for any modification, waiver, consent or amendment, other than pursuant to and in accordance with clause (xvi) and clause
      (xxvi) above, the Primary Servicer shall promptly forward such request and all pertinent information to the Master Servicer. Also notwithstanding any contrary provision set forth above in this subsection (c), the Primary
      Servicer shall not be permitted or required to make any Advances.

            (d)   In addition, the parties further agree as follows:

                  (i)       Advances.

                  (A)       The Primary shall notify the Master Servicer
                            whenever a Servicing Advance is required to be made
                            with respect to the Mortgage Loans or the Mortgaged
                            Property. Each such notice and request shall be
                            made, in writing, not less than five (5) Business
                            Days (and, to the extent reasonably practicable, at
                            least ten (10) Business Days) in advance of the date
                            on which the subject Servicing Advance is to be made
                            and shall be accompanied by such information and
                            documentation regarding the subject Servicing
                            Advance as the Master Servicer may reasonably

                                       -9-

                            request. In addition, the Primary Servicer shall not
                            be entitled to make such a request for Servicing
                            Advances more frequently than once per calendar
                            month (although such request may relate to more than
                            one Servicing Advance) except in exigent or
                            emergency circumstances.

                  (ii)      Primary Servicer Certificate Account.

                  (A)       On or before the Closing Date, the Primary Servicer
                            shall establish the Primary Servicer Certificate
                            Account, which shall be an Eligible Account, notify
                            the Master Servicer in writing of the name and
                            address of the depository institution at which the
                            Primary Servicer Certificate Account is maintained
                            and the account number of the Primary Servicer
                            Certificate Account. The Primary Servicer shall
                            deliver to the Master Servicer prior written notice
                            of any change in the location, name or address of
                            the applicable depository institution or account
                            number of the Primary Servicer Certificate Account.
                            The Primary Servicer shall deposit all payments and
                            collections received by the Primary Servicer into
                            the Primary Servicer Certificate Account within one
                            Business Day following receipt.

                  (B)       On or before the Closing Date, the Primary Servicer
                            shall establish and maintain one or more
                            sub-accounts of the Primary Servicer Certificate
                            Account (such sub-accounts, the "Primary Servicer
                            A/B Loan Custodial Account") to be held for the
                            benefit of the Companion Holders.

                  (C)       The Primary Servicer shall not withdraw funds from
                            the Primary Servicer Certificate Account (including
                            the sub-accounts thereof that are Primary Servicer
                            A/B Loan Custodial Account), except as follows: (1)
                            to make remittances required under subsection (E)
                            below; (2) if the Master Servicer so directs, to pay
                            to or at the direction of the Master Servicer any
                            fees, expenses or reimbursements payable to one or
                            more parties to the Pooling and Servicing Agreement,
                            which fees, expenses or reimbursements have become
                            due and payable under the terms of the Pooling and
                            Servicing Agreement and are payable from collections
                            received on or in respect of the Mortgage Loans; (3)
                            the Primary Servicer shall be entitled to withdraw
                            and pay to itself any investment or other income
                            earned on amounts on deposit in the Primary Servicer
                            Certificate Account to which it is entitled; (4) the
                            Primary Servicer shall withdraw and pay to itself
                            each other item of compensation to which it is
                            entitled (but only from the amounts from which such
                            compensation is payable as otherwise provided
                            herein) and (5) the Primary Servicer shall be
                            entitled to withdraw from the Primary Servicer
                            Certificate Account at any time any amounts on
                            deposit therein that were not required to be
                            deposited into the Primary Servicer Certificate
                            Account. The Primary Servicer shall keep and
                            maintain separate accounting for the purpose of
                            justifying any withdrawals made from the Primary
                            Servicer Certificate Account (and/or the Primary
                            Servicer A/B Loan Custodial Account).

                  (D)       The Primary Servicer shall from time to time
                            allocate payments and collections received on or in
                            respect of the Mortgage Loans in accordance with the
                            Pooling and Servicing Agreement and the Waterside
                            Shops Intercreditor Agreement. For the avoidance of
                            doubt, if the

                                      -10-

                            Primary Servicer has notice or knowledge of fees,
                            expenses, reimbursements or other amounts that have
                            been incurred or that have accrued on or in respect
                            of the Mortgage Loans, then the Primary Servicer
                            shall take account of such amounts in making
                            allocations pursuant to the Waterside Shops
                            Intercreditor Agreement. The Master Servicer shall
                            be entitled to provide instructions to the Primary
                            Servicer with respect to allocations under the
                            Waterside Shops Intercreditor Agreement, in which
                            case the Primary Servicer shall comply with such
                            instructions.

                  (E)       Not later than 1:00 p.m. (New York City time) on the
                            Primary Servicer Remittance Date in each month, the
                            Primary Servicer shall withdraw from the Primary
                            Servicer Certificate Account (including the portion
                            thereof that constitutes the Primary Servicer A/B
                            Loan Custodial Account) and remit to the Master
                            Servicer all amounts on deposit in the Primary
                            Servicer Certificate Account (including the portion
                            thereof that constitutes the Primary Servicer A/B
                            Loan Custodial Account) as of the close of business
                            on the Primary Servicer Determination Date, net of
                            (1) all withdrawals that the Primary Servicer is
                            then required or entitled to make from the Primary
                            Servicer Certificate Account pursuant to subsection
                            (C) and (2) the amounts to which the Companion
                            Holder is then properly entitled under the Waterside
                            Shops Intercreditor Agreement; provided, however,
                            that, notwithstanding the preceding clause (2), the
                            Primary Servicer shall nonetheless remit to the
                            Master Servicer any Master Servicing Fees that are
                            due and payable (in accordance with the Pooling and
                            Servicing Agreement) in respect of the Waterside
                            Shops B Note. Not later than 1:00 p.m. (New York
                            City time) on the Primary Servicer Remittance Date
                            in each month, the Primary Servicer shall withdraw
                            from the Primary Servicer Certificate Account
                            (including the portion thereof that constitutes the
                            Primary Servicer A/B Loan Custodial Account) and
                            remit to the Companion Holder the portion of all
                            amounts on deposit in the Primary Servicer
                            Certificate Account (including the portion thereof
                            that constitutes the Primary Servicer A/B Loan
                            Custodial Account) to which the Companion Holder is
                            then properly entitled under the Waterside Shops
                            Intercreditor Agreement (net of any Master Servicing
                            Fees that are due and payable in respect of the
                            Waterside Shops B Note). The Primary Servicer shall
                            remit to the Master Servicer any late payments
                            received on and properly allocable to the Waterside
                            Shops Trust Mortgage Loan within one Business Day
                            following the Primary Servicer's receipt thereof.
                            The Primary Servicer shall remit to the Companion
                            Holder any late payments received on and properly
                            allocable to the Waterside Shops B Note within one
                            Business Day following the Primary Servicer's
                            receipt thereof. All remittances hereunder shall be
                            made by wire transfer of immediately available
                            funds.

                  (F)       Not later than the time of each remittance of funds
                            to the Master Servicer or any Companion Holder
                            pursuant to subsection (E), the Primary Servicer
                            shall deliver (by electronic means) to the Master
                            Servicer or such Companion Holder, as the case may
                            be, a remittance report substantially in the form
                            attached hereto as Exhibit D, unless (in the case

                                      -11-

                            of a Companion Holder) such Companion Holder waives
                            the delivery thereof and a copy of such waiver is
                            delivered to the Master Servicer.

                  (iii)     Prepayment Interest Shortfalls.

                  (A)       If a Prepayment Interest Shortfall occurs with
                            respect to any Distribution Date (unless incurred
                            with respect to the Mortgage Loans while they are
                            Specially Serviced Mortgage Loans), then the Primary
                            Servicer shall pay to the Master Servicer (out of
                            the Primary Servicer's own funds without right of
                            reimbursement therefor) the amount of such
                            Prepayment Interest Shortfall; provided, however,
                            that the Primary Servicer shall not be required to
                            pay an amount in excess of the aggregate
                            compensating interest payment that is required to be
                            made for the applicable Distribution Date by the
                            Master Servicer in connection with all mortgage
                            loans serviced by the Master Servicer under the
                            Pooling and Servicing Agreement. Any payment
                            required to be made by the Primary Servicer as
                            described above shall be remitted to the Master
                            Servicer on the Primary Servicer Remittance Date
                            immediately preceding the related Distribution Date
                            for which the applicable Prepayment Interest
                            Shortfall arose.

                  (iv)      Sub-Servicers.

                  (A)       The Primary Servicer shall supervise, administer,
                            monitor, enforce and oversee the servicing of the
                            applicable Mortgage Loans by any Sub-Servicer
                            appointed by it. The terms of any arrangement or
                            agreement between the Primary Servicer and a
                            Sub-Servicer shall provide that such agreement or
                            arrangement may be terminated, without cause and
                            without the payment of any termination fees, by the
                            Master Servicer or the Trustee in the event such
                            Primary Servicer is terminated in accordance with
                            this Agreement. In addition, none of the Master
                            Servicer, the Trustee, the Special Servicer, the
                            Paying Agent, the Certificateholders or the holder
                            of any Waterside Shops B Note shall have any direct
                            obligation or liability (including, without
                            limitation, indemnification obligations) with
                            respect to any Sub-Servicer. The Primary Servicer
                            shall pay the costs of enforcement against any of
                            its Sub-Servicers at its own expense, but shall be
                            reimbursed therefor only (i) from a general recovery
                            resulting from such enforcement only to the extent
                            that such recovery exceeds all amounts due in
                            respect of the related Mortgage Loans or (ii) from a
                            specific recovery of costs, expenses or attorneys
                            fees against the party against whom such enforcement
                            is directed. Notwithstanding the provisions of any
                            primary servicing agreement or sub-servicing
                            agreement, any of the provisions of this Agreement
                            relating to agreements or arrangements between the
                            Primary Servicer or a Sub-Servicer, or reference to
                            actions taken through a Sub-Servicer or otherwise,
                            the Primary Servicer shall remain obligated and
                            liable to the Master Servicer, the Trustee, the
                            Paying Agent, the Special Servicer, the holder of
                            the Waterside Shops B Note and the
                            Certificateholders for the servicing and
                            administering of the applicable Mortgage Loans in
                            accordance with (and subject to the limitations
                            contained within) the provisions of this Agreement
                            without diminution of such obligation or liability
                            by virtue of indemnification from a Sub-Servicer and
                            to the

                                      -12-

                            same extent and under the same terms and conditions
                            as if the Primary Servicer alone were servicing and
                            administering the Mortgage Loans. The Primary
                            Servicer shall notify the Master Servicer in writing
                            promptly of the appointment by it of any Sub
                            Servicer.

                  (B)       Subject to the limitations of subsection (A), the
                            Primary Servicer may appoint one or more
                            sub-servicers to perform all or any portion of its
                            duties hereunder for the benefit of the Master
                            Servicer, the Trustee and the Certificateholders;
                            provided, however, that after the Closing Date, for
                            so long (but only for so long) as the Trust is
                            subject to the reporting requirements of the
                            Exchange Act, the Primary Servicer shall not enter
                            into a sub-servicing agreement with any party that
                            is a Prohibited Party.

                  (C)       Notwithstanding anything herein to the contrary, any
                            sub-servicing agreement with a Sub Servicer shall
                            provide that (i) the failure of the related
                            Sub-Servicer to comply with any of the requirements
                            of Article XIII of the Pooling and Servicing
                            Agreement, (ii) the failure of the related
                            Sub-Servicer to comply with any requirements to
                            deliver any items required by Items 1122 and 1123 of
                            Regulation AB under any other pooling and servicing
                            agreement relating to any commercial mortgage loan
                            securitization similar to the Subject Securitization
                            Transaction or (iii) any Sub-Servicer who is deemed
                            to be a Prohibited Party at any time during which
                            the Trust is subject to the reporting requirements
                            of the Exchange Act shall constitute an event of
                            default by such Sub-Servicer upon the occurrence of
                            which the Primary Servicer shall, and the Master
                            Servicer, the Special Servicer and/or the Depositor
                            may, immediately terminate the related Sub-Servicer
                            and that such termination shall be deemed for cause.

                  (v)       Reserve Collateral.

                  (A)       For the avoidance of doubt, the parties agree that
                            in no event shall the posting of any Reserve
                            Collateral (within the meaning of the Waterside
                            Shops Intercreditor Agreement) by the holder of the
                            Waterside Shops B Note or the administration of such
                            Reserve Collateral be held or administered by the
                            Primary Servicer.

            SECTION 3.02.     Primary Servicer Compensation.

            As consideration for the Primary Servicer's performance hereunder, the Primary Servicer shall be entitled to net income and gain realized from any investment of funds on deposit in the Primary Servicer Certificate Account, to the extent provided in Section 3.01(c)(iv), and any net interest or other income earned on deposits in the Primary Servicer Escrow Accounts, to the extent provided in Section 3.01(c)(iv) and not required to be paid to any Mortgagor under applicable law.

            As additional consideration for the Primary Servicer's performance hereunder, the Primary Servicer shall be entitled to retain, and (subject to any contrary provisions of the Waterside Shops Intercreditor Agreement) shall not be required to deposit into the Primary Servicer Certificate Account pursuant to
Section 3.01(d)(ii), additional servicing compensation in the form of:

                  (i)       the product of (a) assumption application fees,
      assumption fees, extension fees, Modification Fees and forbearance fees, to the extent that the Master Servicer is

                                      -13-

      otherwise entitled thereto under Section 8.10(b) of the Pooling and
      Servicing Agreement and (b) either 100% (if the Primary Servicer is authorized hereunder to enter into the transaction without the consent or deemed consent of the Master Servicer) or 50% (if the Primary Servicer is
      authorized hereunder to enter into the transaction only with the consent or deemed consent of the Master Servicer); and

                  (ii)      other usual and customary charges and fees actually
      received from Mortgagors, to the extent that the Master Servicer is otherwise entitled thereto under Section 8.10(b) of the Pooling and
      Servicing Agreement;

provided, however, that, in each case, any fee shall be considered in the above clauses only to the extent that such fee is paid by the Mortgagor and only to the extent that all amounts then due and payable with respect to the related
Mortgage Loan have been paid and in no event shall the Primary Servicer be entitled to Prepayment Premiums, default interest or late payment charges.

                                      -14-

                                   ARTICLE IV

                   ANNUAL COMPLIANCE DOCUMENTS; REGULATION AB

            SECTION 4.01.     Regulation AB Compliance and Related Provisions
                              of the PSA.

            The Primary Servicer acknowledges that it is initially a
"Sub-Servicer", "Servicing Function Participant" and a "Reporting Servicer"
within the meaning of the Pooling and Servicing Agreement and that, for purposes of this Agreement, the Primary Servicer shall be deemed to continue to constitute such a "Sub-Servicer", "Servicing Function Participant" and
"Reporting Servicer" unless and until the Master Servicer reasonably determines otherwise. The Primary Servicer acknowledges that it may hereafter become an
"Additional Servicer" within the meaning of the Pooling and Servicing Agreement.
The Primary Servicer agrees to perform any and all duties and obligations that are required to be performed (or that are purported to be required to be performed) by a "Sub-Servicer", "Servicing Function Participant" and/or
"Reporting Servicer" (and/or an "Additional Servicer", if the Primary Servicer
hereafter becomes such an "Additional Servicer") under Article XIII of the
Pooling and Servicing Agreement and any and all duties and obligations that the
Master Servicer is required to use reasonable efforts to cause a "Sub-Servicer",
"Servicing Function Participant" and/or "Reporting Servicer" (and/or an
"Additional Servicer", if the Primary Servicer hereafter becomes such an
"Additional Servicer") to perform under Article XIII of the Pooling and
Servicing Agreement. In addition, by its execution hereof, the Primary Servicer agrees to such duties and obligations also for the benefit of the Master
Servicer as if such duties and obligations inured directly to the benefit of the
Master Servicer (in addition to any other party to whom the benefit of any such duty or obligation may otherwise inure under Article XIII of the Pooling and
Servicing Agreement). For the avoidance of doubt, if the Primary Servicer engages any "Subcontractor" within the meaning of the Pooling and Servicing
Agreement, then the Primary Servicer shall cause such "Subcontractor" to perform any and all obligations that a "Servicer" is required to cause such a
"Subcontractor" to perform under the Article XIII of the Pooling and Servicing
Agreement. In any case, however, any annual compliance certificate, any annual report of assessment of compliance with servicing criteria and any accountants'
attestation report shall be delivered not later than March 7 of each applicable year or, if such March 7 is not a Business Day, the immediately preceding
Business Day (with no cure period).

            SECTION 4.02.     Additional Requirements.

            In addition to the duties and obligations contemplated by Section
4.01, the Primary Servicer agrees as follows:

            (a)   Accounting Firm Attestation. The firm that renders the
attestation report for the Primary Servicer pursuant to Item 1122 of Regulation
AB, as contemplated under Section 13.11 of the Pooling and Servicing Agreement, shall be a firm that is registered with the Public Company Accounting Oversight
Board and either shall be a "big four" accounting firm or shall be subject to the reasonable approval of the Master Servicer. With respect to the assessment due in 2007, the Primary Servicer hereby represents that it has engaged, or as of December 15, 2006 will have engaged, a "big four" accounting firm to perform the attestation report due in 2007.

            (b)   Copies of Reports and Information. The Primary Servicer shall deliver or caused to be delivered to the Master Servicer a copy of each notice, report, certification or other document delivered by or on behalf of the Primary
Servicer to the Trustee, the Paying Agent or the Depositor under Article XIII of the Pooling and Servicing Agreement, in each case simultaneously with the delivery thereof to such other Person.

                                      -15-

            (c)   Disclosure of Agreement and Reports. The Primary Servicer
hereby consents to the filing with the SEC, and the unrestricted disclosure to the public, of this Agreement, any amendment to this Agreement and any and all reports and certifications delivered under this Agreement.

            (d)   Merger and Assignment. Notwithstanding any provision of this
Agreement to the contrary, and in addition to the provisions set forth in
Section 5.01, as long as (but only for so long as) the Trust is subject to the reporting requirements of the Exchange Act, the Primary Servicer may not remain the Primary Servicer under this Agreement after (x) being merged or consolidated with or into any Person that is a Prohibited Party, or (y) transferring all or substantially all of its assets to any Person if such Person is a Prohibited
Party, unless (i) the Primary Servicer is the surviving entity of such merger, consolidation or transfer or (ii) the Depositor consents to such merger, consolidation or transfer, such consent not be unreasonably withheld (and if, within 45 days following the date of delivery of a notice by the Primary
Servicer to the Depositor of any merger or similar transaction described in the prior paragraph, the Depositor shall have failed to notify the Primary Servicer of the Depositor's determination to grant or withhold such consent, such failure shall be deemed to constitute a grant of such consent).

            SECTION 4.03.     Indemnification.

            The Primary Servicer shall indemnify and hold harmless the Master
Servicer and each Certification Indemnitee from and against any claims, losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments and other costs and expenses incurred by the Master Servicer or such Certification Indemnitee arising out of (i) an actual breach by the Primary
Servicer of its obligations under this Article IV, (ii) negligence, bad faith or willful misconduct on the part of the Primary Servicer in the performance of such obligations or (iii) any failure of any Additional Servicer retained by the
Primary Servicer to perform the obligations imposed or contemplated to be imposed on such Additional Servicer under Article XIII of the Pooling and
Servicing Agreement by the times required therein.

            The Primary Servicer shall cause each Servicing Function Participant with which it has entered into or may hereafter enter into a servicing relationship with respect to the Mortgage Loans to cause such party to indemnify and hold harmless the Master Servicer and each Certification Indemnitee from and against any and all claims, losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments and any other costs, fees and expenses incurred by the Master Servicer or such Certification Indemnitee arising out of (i) a breach of its obligations to the Master Servicer, the
Paying Agent, the Depositor or the Trustee to provide any of the annual compliance statements or annual assessment of compliance reports or attestation reports pursuant to the applicable sub-servicing agreement or (ii) negligence, bad faith or willful misconduct its part in the performance of such obligations.

            If the indemnification provided for under this Section 4.03 is unavailable or insufficient to hold harmless the Master Servicer or any
Certification Indemnitee, then the Primary Servicer shall (or the Primary
Servicer shall cause the applicable Servicing Function Participant with which it has entered into a servicing relationship to) contribute to the amount paid or payable to the Master Servicer or such Certification Indemnitee as a result of the losses, claims, damages or liabilities of the Master Servicer or such
Certification Indemnitee in such proportion as is appropriate to reflect the relative fault of the Master Servicer or such Certification Indemnitee on the one hand and the Primary Servicer (or such Servicing Function Participant) on the other in connection with a breach of the Primary Servicer's (or such
Servicing Function Participant's) obligations pursuant to this Article IV or
Article XIII of the Pooling and Servicing Agreement (or breach of its obligations under the applicable sub servicing agreement to provide any of the annual compliance statements or annual servicing criteria compliance reports or attestation reports) or the Primary Servicer's (or such Servicing Function
Participant's) negligence, bad faith or willful misconduct in connection therewith. This Section 4.03 shall survive the termination of this Agreement or the earlier resignation or removal of the Primary Servicer.

                                      -16-

                                    ARTICLE V

               REGARDING THE MASTER SERVICER AND PRIMARY SERVICER

            SECTION 5.01.     Merger or Consolidation of the Primary Servicer.

            Subject to the following paragraph, the Primary Servicer will keep in full effect its existence, rights and good standing as a corporation, bank, trust company, partnership, limited liability company, association or other legal entity under the laws of the jurisdiction wherein it was organized and will preserve its ability to do business in each jurisdiction in which the
Mortgaged Properties are located to the extent necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage
Loans or to perform its duties under this Agreement.

            The Primary Servicer may be merged or consolidated with or into any
Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which it shall be a party, or any Person succeeding to its business, shall be the successor of the Primary Servicer, and shall be deemed to have assumed all of the liabilities of the Primary Servicer hereunder, in each case without the execution or filing of any paper; provided, however, that no successor or surviving Person shall succeed to the rights of the Primary Servicer unless the
Primary Servicer has delivered or cause to have been delivered to the Master
Servicer a Rating Agency Confirmation to the effect that such merger or consolidation or transfer of assets and succession will not result in a qualification, downgrade or withdrawal of any rating assigned by a Rating Agency to any Class of Certificates. The provisions set forth above in this paragraph shall be subject to Section 4.02(d) hereof.

            SECTION 5.02.     Assignment; Mutual Termination; and Resignation.

            (a)   This Agreement and the rights and benefits hereunder of the
Primary Servicer shall not be assignable, and the duties and obligations hereunder of such party shall not be delegable; provided, however, that (i) the
Primary Servicer shall be entitled to employ subservicers to the extent provided in Section 3.01(d)(iv) and (ii) the Primary Servicer shall be entitled to assign, sell or transfer its rights and duties under this Agreement (in whole and not in part) with the reasonable approval of the Master Servicer, provided that (in the case of this subclause (ii)) the proposed successor to the Primary
Servicer then (a) is rated "above average" or the equivalent by each Rating
Agency, (b) has at least $15,000,000 in total assets, (c) is an established mortgage finance institution, bank or mortgage servicing institution, organized and doing business under the laws of any state of the United States or the
District of Columbia, authorized under such laws to perform the duties of a servicer of mortgage loans and (d) is the subject of a Rating Agency
Confirmation and a confirmation from each rating agency that has rated any
Companion Loan Securities to the effect that the succession will not result in a downgrade, qualification or withdrawal of any rating of any class of
Certificates or any class of Companion Loan Securities, as the case may be. Any such assignment under clause (ii) above shall (A) not be effective until such successor Primary Servicer enters into a written agreement reasonably satisfactory to the Master Servicer agreeing to be bound by the terms and provisions of this Agreement (but not altering the obligations under this
Agreement); and (B) not relieve the assigning Primary Servicer of any duties or liabilities arising or incurred prior to such assignment. Any costs or expenses incurred in connection with such assignment shall be payable by the assigning
Primary Servicer. Any assignment or delegation or attempted assignment or delegation in contravention of this Agreement shall be null and void. The provisions of clause (ii) above shall be subject to Section 4.02(d).

            (b)   This Agreement shall terminate on the date set forth as the date of termination in an instrument executed by both the Primary Servicer and the Master Servicer and evidencing their mutual consent that this Agreement be terminated.

                                      -17-

            (c)   The Primary Servicer shall be entitled to resign from its
obligations and duties hereby imposed on it upon a sale by the Primary Servicer, in its capacity as the holder of the Waterside Shops B Note, of the Waterside
Shops B Note, provided that the Primary Servicer delivers not less than fifteen
(15) days' prior notice of such sale and such resignation to the Master
Servicer.

            (d)   Except as provided in Section 5.02(a), Section 5.02(b) and
Section 5.02(c), the Primary Servicer shall not resign from its obligations and duties hereby imposed on it, except upon determination that such duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Primary Servicer shall be evidenced by an
Opinion of Counsel (obtained at the expense of the resigning Primary Servicer)
to such effect delivered to the Master Servicer, the Trustee, the Paying Agent
and the Companion Holders, together with a notice of resignation from the
Primary Servicer. No such resignation shall become effective until a successor
Primary Servicer designated by the Master Servicer shall have assumed the
Primary Servicer's responsibilities and obligations under this Agreement.

            SECTION 5.03.     Termination and Resignation of the Master Servicer
                              under the Pooling and Servicing Agreement.

            (a)   If the Master Servicer's responsibilities and duties as Master
Servicer under the Pooling and Servicing Agreement have been assumed by the
Trustee (or a successor master servicer appointed by it), the Trustee (or such successor master servicer) shall, without act or deed on the part of the Trustee
(or such successor master servicer), succeed to all of the rights and obligations of the Master Servicer under this Agreement, and the Primary
Servicer shall be bound to the Trustee (or such successor master servicer) under all of the terms, covenants and conditions of this Agreement with the same force and effect as if the Trustee (or such successor master servicer) was originally the Master Servicer under this Agreement; and the Primary Servicer does hereby attorn to the Trustee (or such successor master servicer), as the successor
Master Servicer hereunder, said attornment to be effective and self-operative without the execution of any further instruments on the part of any of the parties hereto immediately upon the Trustee (or such successor master servicer)
succeeding to the interest of the Master Servicer under the Pooling and
Servicing Agreement. The Primary Servicer agrees, however, upon written demand by the Trustee (or such successor master servicer) to promptly execute and deliver to the Trustee (or such successor master servicer) an instrument in confirmation of the foregoing provisions, in form and substance reasonably satisfactory to the Trustee (or such successor master servicer).

            (b)   If the Master Servicer is terminated under Section 8.28 of the
Pooling and Servicing Agreement and the Primary Servicer is not in default under this Agreement, the Trustee (or a successor master servicer appointed by it)
under the Pooling and Servicing Agreement shall assume the terminated Master
Servicer's obligations and responsibilities under this Agreement.

            (c)   In the case of any resignation of the Master Servicer under the Pooling and Servicing Agreement, or any assignment by the Master Servicer or its rights and duties under the Pooling and Servicing Agreement, the resigning
Master Servicer shall cause the proposed successor master servicer to agree, in writing, to be bound by all of the duties and obligations of the Master Servicer under the terms of this Agreement, without modification, from and after the date of such succession.

            SECTION 5.04.     Indemnification; Limitation on Liability.

            (a)   The Primary Servicer shall indemnify the Master Servicer, its officers, employees and agents against, and hold the Master Servicer harmless from, any and all losses, liabilities, expenses, claims, demands, costs, or judgment of any type against the Master Servicer arising out of or related to
(i) any failure by the Primary Servicer to perform its obligations under this
Agreement, or (ii) breach of any of the Primary Servicer's representations and warranties hereunder. The indemnification provided under

                                      -18-

this Section 5.04(a) shall survive the Primary Servicing Termination Date. The
Master Servicer shall promptly notify the Primary Servicer if a claim is made by a third party with respect to this Agreement or the Mortgage Loans entitling the
Master Servicer to indemnification hereunder. The Primary Servicer shall assume the defense of any such claim (with counsel reasonably satisfactory to the
Master Servicer) and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or them in respect of such claim. Any failure to so notify the Primary Servicer shall not affect any of the Master Servicer's rights to indemnification.

            (b)   Neither the Primary Servicer nor any of the directors,
officers, employees or agents of the Primary Servicer shall be under any liability to the Master Servicer, the holders of the Certificates, the Companion
Holders, the Depositor, the Trustee or any other Person for any action taken or for refraining from the taking of any action in good faith and using its reasonable business judgment pursuant to this Agreement, or for errors in judgment; provided that this provision shall not protect the Primary Servicer or any such person against any breach of a covenant, representation or warranty contained herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in its performance of duties or by reason of reckless disregard for its obligations and duties under this
Agreement. The Primary Servicer and any director, officer, employee or agent of the Primary Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

            (c)   The Master Servicer shall indemnify the Primary Servicer, its officers, employees and agents against, and hold the Primary Servicer harmless from, any and all losses, liabilities, expenses, claims, demands, costs, or judgment of any type against the Subservicer arising out of or related to any failure by the Master Servicer to perform its obligations under this Agreement or the Pooling and Servicing Agreement; provided, however, that the Master
Servicer shall not be required to indemnify the Subservicer, its officers, employees or agents against or hold the Subservicer, its officers, employees or agents harmless from any losses to the extent that such loss is caused by the actions of the Subservicer, its officers, employees or agents in violation of the Primary Servicer's duties under this Agreement (except to the extent that such failure was caused by the Master Servicer's failure to perform its obligations hereunder or under the Pooling and Servicing Agreement). For the avoidance of doubt, the Master Servicer shall not have any liability under the immediately preceding sentence for any loss that is caused by any action that is required to be taken by the Master Servicer under the Pooling and Servicing
Agreement or the Master Servicer's failure to take any action that the Master
Servicer is required to refrain from taking under the Pooling and Servicing
Agreement. The Subservicer shall promptly notify the Master Servicer if a claim is made by a third party with respect to this Agreement or the Mortgage Loans entitling the Subservicer to indemnification hereunder. The Master Servicer shall assume the defense of any such claim (with counsel reasonably satisfactory to the Subservicer) and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or them in respect of such claim. Any failure to so notify the Master Servicer shall not affect any of the Primary Servicer's rights to indemnification. The indemnification provided under this Section
5.04(c) shall survive the Primary Servicing Termination Date.

            (d)   The Master Servicer shall have the same immunities and
protections hereunder as are afforded to it in Section 8.24 of the Pooling and
Servicing Agreement.

                                      -19-

                                   ARTICLE VI

                                     DEFAULT

            SECTION 6.01.     Events of Default.

            (a)   "Event of Default," wherever used in this Agreement with
respect to the Primary Servicer, means any of the following events:

                  (i)      any failure by the Primary Servicer to make any
      deposit required to be made by the Primary Servicer to the Primary
      Servicer Certificate Account on the day and by the time such deposit is required to be made under the terms of this Agreement or any failure by the Primary Servicer to remit to the Master Servicer or a Companion Holder when due any amount required to be remitted under this Agreement, which failure (in each case) is not remedied within one (1) Business Day;
      provided, however, that such cure period shall not apply to remittances to
      Companion Holders (or to deposits that would be required to be made in order to make timely remittance to Companion Holders) or to remittances of
      Principal Prepayments and Balloon Payments; or

                  (ii)     any failure by the Primary Servicer duly to observe
      or perform in any material respect any of the covenants or agreements on the part of the Primary Servicer contained in this Agreement, which failure continues unremedied for a period of twenty (20) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Primary Servicer by the Master
      Servicer; provided, however, that to the extent the Master Servicer determines, in its reasonable discretion, that the Primary Servicer is in good faith attempting to remedy such failure and the Certificateholders and Companion Holders shall not be materially and adversely affected thereby, such cure period may be extended to the extent necessary to permit the Primary Servicer to cure such failure; provided, further, that such cure period may not exceed thirty (30) days; and provided, further, that no such cure period shall apply if such failure to perform on the part of the Primary Servicer would result in an Event of Default by the
      Master Servicer under the Pooling and Servicing Agreement;

                  (iii)    any breach of the representations and warranties made
      pursuant to Section 2.03 hereof that materially and adversely affects the interest of the Master Servicer and that continues unremedied for a period of twenty (20) days after the date on which written notice of such breach, requiring the same to be remedied, shall have been given by the Master
      Servicer to Primary Servicer; provided, however, that to the extent the
      Master Servicer determines in its reasonable discretion that the Primary
      Servicer is in good faith attempting to remedy such breach and the
      Certificateholders and Companion Holders shall not be materially and adversely affected thereby, such cure period may be extended to the extent necessary to permit the Primary Servicer to cure such breach; provided, however, that such cure period may not exceed thirty (30) days; and
      provided, further, that if such failure to perform on the part of the
      Primary Servicer results in an Event of Default (or an event that with notice or the passage of time would constitute such an Event of Default)
      by the Master Servicer under the Pooling and Servicing Agreement, then the cure periods described in this Section clause (iii) shall not apply; or

                  (iv)     any Rating Agency shall qualify, lower or withdraw
      the outstanding rating of any Class of Certificates because the prospective financial condition or mortgage loan servicing capacity of the
      Primary Servicer is insufficient to maintain such rating; or

                                      -20-

                  (v)      a decree or order of a court or agency or supervisory
      authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Primary Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of sixty (60) days; or

                  (vi)     the Primary Servicer shall consent to the appointment
      of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings or of or relating to all or substantially all of its property; or

                  (vii)    the Primary Servicer shall admit in writing its
      inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations, or take any corporate action in furtherance of the foregoing; or

                  (viii)   the Primary Servicer receives actual knowledge that
      Moody's has (A) qualified, downgraded or withdrawn its rating or ratings of one or more Classes of Certificates (or one or more classes of
      Companion Loan Securities rated by Moody's), or (B) placed one or more
      Classes of Certificates (or one or more classes of Companion Loan
      Securities) on "watch status" in contemplation of possible rating downgrade or withdrawal (and such "watch status" placement shall not have been withdrawn by Moody's within forty-five (45) days of such actual knowledge by the applicable Primary Servicer), and, in case of either of clause (A) or (B), citing servicing concerns with the Primary Servicer as the sole or a material factor in such rating action; or

                  (ix)     the Primary Servicer receives actual knowledge that
      Moody's has (A) qualified, downgraded or withdrawn its rating or ratings of one or more Classes of Certificates, or (B) placed one or more Classes of Certificates on "watch status" in contemplation of possible rating downgrade or withdrawal (and such "watch status" placement shall not have been withdrawn by Moody's within 90 days of such actual knowledge by the applicable Master Servicer or the applicable Special Servicer, as the case may be), and, in case of either of clause (A) or (B), citing servicing concerns with the Primary Servicer as the sole or a material factor in such rating action; or

                  (x)      if any class of Companion Loan Securities is
      presently or hereafter rated by Fitch, the Primary Servicer ceases to have a Primary Servicer rating of at least "CPS2" by Fitch; or

                  (xi)     any other event caused by the Primary Servicer which
      creates an Event of Default of the Master Servicer under the Pooling and
      Servicing Agreement; or

                  (xii)    (a) the Primary Servicer shall fail to deliver when
      due any annual compliance certificate, any annual report of assessment with servicing criteria or any accountants' attestation report with respect to an assessment of compliance with servicing criteria (in each case commencing in 2007), which failure is

                                      -21-

      not remedied on or before March 7 (or, if such March 7 is not a Business
      Day, the immediately preceding Business Day) of the year in which it is due, or (b) the Primary Servicer shall fail to report or deliver when due any information (other than information described in the preceding clause
      (a)) required to be delivered or reported by the Primary Servicer in connection with any Form 8-K, Form 10-D or Form 10-K, which failure is not remedied within one Business Day (in the case of Form 8-K or Form 10-D) or five Business Days (in the case of Form 10-K); or (c) the Primary Servicer shall fail to terminate any Sub-Servicer that is a Reporting Servicer subject to and in accordance with Section 8.4(c) of the Pooling and
      Servicing Agreement (as incorporated under Section 3.01(c) of this
      Agreement;

                  (xiii)   any compliance assessment delivered by the Primary
      Servicer, or any attestation thereof by an accounting firm, includes an exception or variance from the criteria assessed therein that the Master
      Servicer determines, in its reasonable and good faith judgment, is a material exception or variance from the servicing criteria addressed therein or from the established practices of prudent institutional servicers of commercial mortgage loans held by securitization vehicles.

            The Primary Servicer agrees to give prompt written notice to the
Master Servicer upon the occurrence of any Event of Default.

            If the Primary Servicer fails to remit to the Master Servicer when due any amount required to be remitted under this Agreement (whether or not such failure constitutes a Primary Servicer Default and in addition to any other remedy that the Master Servicer may otherwise have), then interest shall accrue on the amount that was required to be remitted, and the Primary Servicer shall promptly pay such interest to the Master Servicer, at a per annum rate equal to the Advance Rate from and including the date when such remittance was required to be made to but excluding the day when such remittance is actually made.

            (b)   If any Event of Default shall occur and be continuing, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Master Servicer may terminate, by notice in writing to the
Primary Servicer, all of the rights and obligations of the Primary Servicer as
Primary Servicer under this Agreement. From and after the receipt by the Primary
Servicer of such written notice, all authority and power of the Primary Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Master Servicer pursuant to and under this
Section, and, without limitation, the Master Servicer, after such termination of the Primary Servicer's rights hereunder, is hereby authorized and empowered to execute and deliver, on behalf of and at the expense of the Primary Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. From and after any such termination, the Primary Servicer shall comply with Section 7.02. The rights of the Master Servicer to terminate the
Primary Servicer upon the occurrence of an Event of Default as set forth above shall be in addition to any other rights the Master Servicer may have at law or in equity.

                                      -22-

            SECTION 6.02.     Other Remedies

            During the continuance of any Event of Default, so long as such
Event of Default shall not have been remedied, each of the Trustee and the
Master Servicer, in addition to the rights specified in Section 6.01, shall have the right to take all actions now or hereafter existing at law, in equity or by statute to enforce its own rights and remedies and/or to protect the interests, and enforce the rights and remedies, of the Certificateholders and Companion
Holders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). In such event, the Trustee and the Master Servicer shall be entitled to be reimbursed by the Primary Servicer for the legal fees, expenses and costs of such action and any liability resulting therefrom. Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy, and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

            SECTION 6.03.     Waiver of Defaults

            The Master Servicer may waive any default by the Primary Servicer in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Event of
Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

                                      -23-

                                   ARTICLE VII

                                   TERMINATION

            SECTION 7.01.     Termination.

            Except as otherwise specifically set forth herein, the obligations and responsibilities of the Primary Servicer shall terminate: (i) upon the later of the final payment or other liquidation of all (and not less than all) the
Mortgage Loans, or upon a Final Recovery Determination (or the equivalent) of all (and not less than all) the Mortgage Loans and (in either case) the remittance of all funds due hereunder with respect to such Mortgage Loans; (ii)
by mutual consent of the Primary Servicer and the Master Servicer in writing, pursuant to Section 5.02(b); (iii) for cause pursuant to Article VI of this
Agreement; (iv) upon termination of the Pooling and Servicing Agreement; (v)
upon the date when the Mortgage Loans otherwise cease to be serviced and administered under the Pooling and Servicing Agreement; or (vi) with respect to a particular Person serving as Primary Servicer hereunder, the resignation of such Person as Primary Servicer pursuant to and in accordance with Section
5.02(c) or Section 5.02(d) hereof.

            SECTION 7.02.     Transfer Following Termination, Assignment or
                              Resignation.

            (a)   Upon any termination of this Agreement under Section 7.01, a termination of the Primary Servicer under Section 6.01, any assignment of the
Primary Servicer's rights and duties hereunder permitted under Section 5.02(a), any termination of this Agreement by mutual agreement under Section 5.02(b), any resignation of the Primary Servicer from its rights and duties hereunder permitted under Section 5.02(c) or any resignation of the Primary Servicer from its rights and duties hereunder permitted under Section 5.02(d), as the case may be (the date of such event, the "Primary Servicer Termination Date"), the
Primary Servicer shall promptly (i) deliver the portions of the Mortgage Files and Servicer Mortgage Files that are in the possession or under the control of the Primary Servicer to the Master Servicer or a successor Primary Servicer, as directed by the Master Servicer, (ii) remit to or at the direction of the Master
Servicer, by wire transfer of immediately available funds, all cash held by the
Primary Servicer with respect to the Mortgage Loans, and (iii) if so requested by the Master Servicer, assign to the Master Servicer or a successor Primary
Servicer, as directed by the Master Servicer, and in such event the Master
Servicer shall assume, or cause the successor Primary Servicer to assume, all service contracts related to the Mortgage Loans transferred thereon but only to the extent such contracts are assignable and the required consents (if any) to such assignments have been obtained. The Primary Servicer shall use all reasonable efforts to obtain the consents required to effect such assignments.

            (b)   From and after the Primary Servicing Termination Date, the
Primary Servicer shall promptly endorse and send to or at the direction of the
Master Servicer via overnight mail or delivery service any checks or other funds in respect of the Mortgage Loans that are received by the Primary Servicer.

            (c)   The Primary Servicer shall provide to the Master Servicer
promptly, and in no event later than ten (10) Business Days after the Primary
Servicing Termination Date, the following information, in each case as of such date: (a) a ledger accounting itemizing the dates and amounts of all payments made, received or applied by the Primary Servicer with regard to the Mortgage
Loans, further itemizing principal and interest payments, tax payments, special assessments, hazard insurance, mortgage insurance premiums, ground rents, if any, and all other payments and (b) a current trial balance for the Mortgage
Loans.

            (d)   On a date to be agreed upon by the Primary Servicer and the
Master Servicer, but not later than the Business Day following the Primary
Servicing Termination Date, the Primary Servicer

                                      -24-

shall commence and continue diligently to completion at its own expense, to notify the Mortgagors under the Mortgage Loans of the address to which payments on such Mortgage Loans should be sent after the Primary Servicing Termination
Date; provided, however, that in any event, Primary Servicer shall be obligated to notify Mortgagors within seven (7) Business Days following the Primary
Servicing Termination Date.

            (e)   The Primary Servicer shall promptly forward to the Master
Servicer, at the Primary Servicer's expense, all Mortgagor correspondence, insurance notices, tax bills or any other correspondence or documentation related to any Mortgage Loan that is received by the Primary Servicer after the
Primary Servicing Termination Date.

            (f)   The Primary Servicer shall otherwise cooperate in the orderly transfer of the servicing of the Mortgage Loans and shall forward to the Master
Servicer and any Successor Primary Servicer such documents as it may receive from time to time regarding any Mortgage Loan and provide such other assistance as may reasonably be required by the Master Servicer or any Successor Primary
Servicer regarding such transfer.

            (g)   Primary Servicer shall be entitled to all fees, compensation, interest and earnings on the Mortgage Loans accrued through the date of termination of its obligations and rights under this Agreement.

            SECTION 7.03.     Specially Serviced Mortgage Loans.

            (a)   The Primary Servicer shall promptly notify the Master Servicer of any questions, complaints, legal notices, or other communications relating to the foreclosure or default of such loans or bankruptcy proceedings of a
Mortgagor that are received by the Primary Servicer and such other matters as would, consistent with the Servicing Standard, require notification to the owner or the Master Servicer of the Mortgage Loan.

            (b)   At such time as the Mortgage Loans become Specially Serviced
Mortgage Loans, the servicing authorities and duties of the Primary Servicer hereunder that are permitted to be exercised or required to be performed (as applicable) by the Special Servicer under the Pooling and Servicing Agreement shall cease. The Primary Servicer shall continue to have all other authorities and duties set forth herein with respect to such Specially Serviced Mortgage
Loans. If such Specially Serviced Mortgage Loans becomes Corrected Mortgage
Loans, the authorities and duties of the Primary Servicer that ceased as set forth above shall thereupon resume.

                                      -25-

                                  ARTICLE VIII

                                  MISCELLANEOUS

            SECTION 8.01.     Severability.

            If any term, covenant, condition or provision hereof is unlawful, invalid, or unenforceable for any reasons whatsoever, and such illegality, invalidity, or unenforceability does not affect remaining part of this
Agreement, then all such remaining parts hereof shall be valid and enforceable and have full force and effect as if the invalid or unenforceable part had not been included.

            SECTION 8.02.     Rights Cumulative; Waivers.

            The rights of each of the parties under this Agreement are cumulative and may be exercised as often as any party considers appropriate. The rights of each of the parties hereunder shall not be capable of being waived or amended other than by an express waiver or amendment in writing. Any failure to exercise (or any delay in exercising) any of such rights shall not operate as a waiver or amendment of that or any other such right. Any defective or partial exercise of any of such right shall not preclude any other or further exercise of that or any other such right. No act or course of conduct or negotiation on the part of any party shall in any way estop or preclude such party from exercising any such right or constitute a suspension or any waiver of any such right.

            SECTION 8.03.     Headings.

            The headings of the Sections and Articles contained in this
Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

            SECTION 8.04.     Construction.

            Unless the context otherwise requires, singular nouns and pronouns, when used herein, shall be deemed to include the plural of such noun or pronoun and pronouns of one gender shall be deemed to include the equivalent pronoun of the other gender. This Agreement is the result of arm's-length negotiations between the parties and has been reviewed by each party hereto and its counsel.
Each party agrees that any ambiguity in this Agreement shall not be interpreted against the party drafting the particular clause which is in question.

            SECTION 8.05.     Successors and Assigns.

            This Agreement and the terms, covenants, conditions, provisions, obligations, undertakings, rights and benefits hereof, shall be binding upon, and shall inure to the benefit of, the undersigned parties and their respective successors and permitted assigns.

            SECTION 8.06.     Prior Understandings.

            This Agreement supersedes any and all prior discussions and agreements between or among the Primary Servicer and the Master Servicer with respect to the Servicing of the Mortgage Loans and the other matters contained herein. This Agreement, together with the Pooling and Servicing Agreement, contains the sole and entire understanding between the parties hereto with respect to the transactions contemplated herein. If a conflict exists between this Agreement and the Pooling and Servicing Agreement, then the Pooling and
Servicing Agreement shall control.

                                      -26-

            SECTION 8.07.     Counterparts.

            This Agreement may be executed in any number of counterparts, each of which shall constitute one and the same instrument. Any party hereto may execute this Agreement by signing any such counterpart.

            SECTION 8.08.     Governing Law; Jurisdiction.

            THIS AGREEMENT AND THE CERTIFICATES SHALL BE CONSTRUED IN ACCORDANCE
WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE
AND TO BE PERFORMED IN SAID STATE, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF
THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

            ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO
THIS AGREEMENT MAY BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW
YORK. THE PARTIES HERETO (I) IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED
BY APPLICABLE LAW, ANY OBJECTION WHICH THEY MAY NOW OR HEREAFTER HAVE TO THE
LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT
AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT
IN AN INCONVENIENT FORUM, AND (II) IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY
SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

            SECTION 8.09.     Notices

            Unless otherwise provided for herein, all notices and other communications required or permitted hereunder shall be in writing (including a writing delivered by facsimile transmission) and shall be deemed to have been duly given (a) when delivered, if sent by registered or certified mail (return receipt requested), if delivered personally or by facsimile or (b) on the second following Business Day, if sent by overnight mail or overnight courier, in each case to the parties at the following addresses (or at such other addresses as shall be specified by like notice);

            If to the Master Servicer:

                  at the address set forth in Section 14.5 of the Pooling and
                  Servicing Agreement;

            If to the Primary Servicer:

                  Pacific Life Insurance Company
                  700 Newport Center Drive
                  Newport Beach, California 92660
                  Attention:  Morgan Stanley Capital I Inc., Series 2006-HQ10
                              Michelle Stickles, Telecopy No.: 949-219-6570

            SECTION 8.10.     Amendment.

            In the event that the Pooling and Servicing Agreement is amended, this Agreement shall be deemed to have been amended and to the extent necessary to reflect such amendment to the Pooling and Servicing Agreement; provided, however, that (i) no such amendment to the Pooling and Servicing Agreement or deemed amendment to this Agreement may modify the rights or duties of the
Primary Servicer under this Agreement without its consent, which consent shall not be unreasonably withheld or

                                      -27-

delayed, and (ii) the Master Servicer shall deliver or cause to be delivered to the Primary Servicer a copy of such amendment promptly following the execution and delivery thereof. This Agreement may not otherwise be altered or modified except by a written instrument executed by the party against whom enforcement is sought.

            SECTION 8.11.     Other.

            This Agreement shall not be construed to grant to any party hereto any claim, right or interest in, to or against the trust fund created pursuant to the Pooling and Servicing Agreement or any assets of such trust fund.

            SECTION 8.12.     Benefits of Agreement.

            Nothing in this Agreement, express or implied, shall be construed to grant to any Mortgagor or other Person, other than the parties to this Agreement and the parties to the Pooling and Servicing Agreement, any benefit or any legal or equitable right, power, remedy or claim under this Agreement. Such parties to the Pooling and Servicing Agreement are intended third-party beneficiaries of this Agreement.

                            [signature page follows]

                                      -28-

            IN WITNESS WHEREOF, the Master Servicer and the Primary Servicer
have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                              WELLS FARGO BANK, NATIONAL
                              ASSOCIATION, as Master Servicer

                              By: /s/ Stewart E. McAdams
                                  ----------------------
                              Name: Stewart E. McAdams
                              Title: Sr. Vice President

                              PACIFIC LIFE INSURANCE
                              COMPANY, as Primary Servicer

                              By: /s/ Michelle Stickles
                                  ---------------------
                              Name: Michelle Stickles
                              Title: Vice President

                              By: /s/ Janine Stallings
                                  --------------------
                              Name: Janine Stallings
                              Title: Assistant Secretary

                                    EXHIBIT A

                         POOLING AND SERVICING AGREEMENT

                                    EXHIBIT B

                          FORM OF OFFICER'S CERTIFICATE

                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

                    OFFICER'S CERTIFICATE OF PRIMARY SERVICER

            We, duly elected officers of Pacific Life Insurance Company, a
Nebraska corporation ("PACIFIC LIFE"), in its capacity as Primary Servicer under the Primary Servicing Agreement dated as of November 1, 2006, between Wells
Fargo Bank, National Association, as Master Servicer, and Pacific Life Insurance
Company, as Primary Servicer (the "PRIMARY SERVICING AGREEMENT"), hereby certify, as of the date hereof that:

            1.    Pacific Life is duly authorized to execute the Primary
Servicing Agreement and accept and perform the obligations of the Primary
Servicer under the Primary Servicing Agreement.

            2.    The representations and warranties of Pacific Life in the
Primary Servicing Agreement are true and correct in all material respects on and as of the date hereof.

            IN WITNESS WHEREOF, Pacific Life has caused this certificate to be executed in its name by a duly authorized officer, as of the ___ day of
November, 2006.

                                        By: ____________________________________
                                        Name:
                                        Title:

                                        By: ____________________________________
                                        Name:
                                        Title:

                                    EXHIBIT C

                                   [RESERVED]

                                    EXHIBIT D

                            FORM OF REMITTANCE REPORT

                                    SUBSERVICER NAME
                                    ADDRESS

POOL NAME
                                    MONTHLY REMITTANCE REPORT -
                                    MM/DD/YY

                             BEGINING
 WELLS FARGO  SUBSERVICER    PRINCIPAL         GROSS      NET PRINCIPAL   GROSS INTEREST    INTEREST  SUB-SERVICING
   LOAN #       LOAN #        BALANCE       P&I PAYMENT      PAYMENT          PAYMENT        BASIS     FEE AMOUNT
-------------------------------------------------------------------------------------------------------------------

                               $  --           $ --           $  --            $ --         0.000%        $  --
                               $  --           $ --           $  --            $ --         0.000%        $  --
                               $  --           $ --           $  --            $ --         0.000%        $  --

TOTAL REMITTANCE               $  --           $ --           $  --            $ --         0.00%         $  --
                             ======================================================================================

                                                                                       PAYMENT
                                                                                         DATE
                                               LATE                                     REC'D
 WELLS FARGO  SUBSERVICER    NET INTEREST     CHARGE    TOTAL NET        ENDING          FROM     PAID TO
   LOAN #       LOAN #         PAYMENT        PAYMENT   REMITTANCE  PRINCIPAL BALANCE  BORROWER    DATE
----------------------------------------------------------------------------------------------------------

                                 $ --                     $  --           $  --
                                 $ --                     $  --           $  --
                                 $ --                     $  --           $  --

TOTAL REMITTANCE                 $ --                     $  --           $  --
                             =============================================================================

Prepared By:_________________
Title:_______________________

                                    EXHIBIT E

                          FORMS OF LOAN STATUS REPORTS

Exhibit E-1:   Real estate tax monitoring report

Exhibit E-2:   Insurance monitoring report

Exhibit E-3:   UCC monitoring report

                                   EXHIBIT E-1

                       (REAL ESTATE TAX MONITORING REPORT)

-----------------------------------------------------------------------------------------------------------------------------------
POOL NAME
-----------------------------------------------------------------------------------------------------------------------------------
                                                       TAX MONITORING REPORT
-----------------------------------------------------------------------------------------------------------------------------------
                                                      DATED AS OF (MONTH END)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
SUBSERVICER:
-----------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO     SUBSERVICER                     PROPERTY    PARCEL    TAXING      LAST TAX      LAST DATE     NEXT TAX    NEXT TAX
   LOAN #          LOAN #      BORROWER NAME    ADDRESS     NUMBER   AUTHORITY   AMOUNT PAID    TAX PAID     AMOUNT DUE   DUE DATE
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Prepared By:_________________
-----------------------------------------------------------------------------------------------------------------------------------
Title:________________________
-----------------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT E-2

                          (INSURANCE MONITORING REPORT)

------------------------------------------------------------------------------------------------------------------------
POOL NAME
------------------------------------------------------------------------------------------------------------------------
                                                   INSURANCE MONITORING REPORT
------------------------------------------------------------------------------------------------------------------------
                                                     DATED AS OF (MONTH END)
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
SUBSERVICER:
------------------------------------------------------------------------------------------------------------------------
                                                                                                  Loss Payee    Meets
                                                                                                   Reflects   Insurance
WELLS FARGO  Subservicer  Borr.                    Expir.    Type of     Pol.    Prem.              Trust      Rating
  Loan #       Loan #     Name                      Date     Coverage   Number   Amount   Carrier  (Y or N)   (Y or N)
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Prepared By:_________________
------------------------------------------------------------------------------------------------------------------------
Title:________________________
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
    POOL NAME
--------------------------------------------------------------------------------------------------------
                                      INSURANCE MONITORING REPORT
--------------------------------------------------------------------------------------------------------
                                        DATED AS OF (MONTH END)
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
SUBSERVICER:
--------------------------------------------------------------------------------------------------------
WELLS FARGO Subservicer   Borr.                             Agent  Agent  Policy   Loan      Coverage
  Loan #      Loan #      Name                       Agent   City  State  Amount   Bal.    Difference
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Prepared By:_________________
--------------------------------------------------------------------------------------------------------
Title:________________________
--------------------------------------------------------------------------------------------------------

                                   EXHIBIT E-3

                             (UCC MONITORING REPORT)

-----------------------------------------------------------------------------------------------------------------------------------
POOL NAME
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                       UCC MONITORING REPORT
-----------------------------------------------------------------------------------------------------------------------------------
                                                      DATED AS OF (MONTH END)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
SUBSERVICER:
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                            JURISDICTION
                                                            (SECRETARY OF
WELLS FARGO   SUBSERVICER                                     STATE OR       ORIGINAL      CONTINUATION         NEXT
  LOAN #         LOAN #      BORROWER NAME                     COUNTY)      FILING DATE    FILING NUMBER     FILING DATE
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT F

        FORM OF QUARTERLY SERVICING ACCOUNTS RECONCILIATION CERTIFICATION

Primary Servicer: [Name of Primary Servicer]

RE: Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through
Certificates, Series 2006-HQ10

Pursuant to the Primary Servicing Agreement between Wells Fargo Bank, National
Association ("Wells Fargo Bank") and [Name of Primary Servicer] ( "Primary
Servicer") for the transaction referenced above, I hereby certify with respect to each mortgage loan primary serviced by Primary Servicer for Wells Fargo Bank for such transaction that within 25 days after the end of each of the months of
[January, February and March][April, May and June][July, August and
September][October, November and December], any and all deposit accounts, escrow accounts and reserve accounts, and any and all other collection accounts and servicing accounts, related to such mortgage loan have been properly reconciled, and the reconciliations have been reviewed and approved, by the Primary
Servicer's management, except as otherwise noted below:

EXCEPTIONS: ______________________________________________

__________________________ [Signature]

Name: [INSERT NAME OF SERVICING OFFICER]
Title: Servicing Officer, [Name of Primary Servicer]

Date: [April, July, October, January] 25, [20__]